DEBT	3 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
DEBT
DEBT

In January 2013, the Company sold $6.8 million of the Company's holding of the Windsor Petroleum Transport Corporation 7.84% Term Notes (the "Term Notes"), with maturity in January 2021, for proceeds of $4.5 million. The discount on issuance of $2.3 million is recorded as a reduction of debt and is being amortized over the period of the Term Notes.

The conversion price of the Company's convertible bonds at March 31, 2013 and December 31, 2012 was $36.5567.

Assets pledged

(in thousands of $)	2013	2012
Vessels, net, held in ITCL	276,539	280,929
Restricted cash and investments	70,630	86,280